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                                                                  EXHIBIT 10.31




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                          HOME SHOPPING NETWORK, INC.

                             FIRST AMENDMENT TO THE

                     1986 STOCK OPTION PLAN FOR EMPLOYEES



     This is the First Amendment to the 1986 Stock Option Plan for Employees (the "Plan") of Home Shopping Network, Inc. (the "Corporation"), a Delaware corporation with its principal offices in Clearwater, Florida.

     Paragraph IV of the Plan is hereby amended to read as follows:

     IV  Shares Subject to the Plan

         The aggregate number of shares of Common Stock with respect to which Options and SARs may be granted shall not exceed 2,200,000 shares of Common Stock (the "Reserved Shares"), subject to the adjustment in accordance with Section IX of the Plan. In the event that any Option or SAR expires, lapses or otherwise terminates prior to being fully exercised, any shares of Common Stock allocable to the unexercised portion of such Option or SAR may again be made subject to an Option or SAR.



     Dated this 21st day of November, 1986.





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                          HOME SHOPPING NETWORK, INC.

                            SECOND AMENDMENT TO THE

                      1986 STOCK OPTION PLAN FOR EMPLOYEES



     This is the Second Amendment to the 1986 Stock Option Plan for Employees (the "Plan") of Home Shopping Network, Inc. (the "Corporation"), a Delaware corporation with its principal offices in Clearwater, Florida.

     Paragraph IV of the Plan is hereby amended to read as follows:

     IV   Shares Subject to the Plan

          The aggregate number of shares of Common Stock with respect to which Options and SARs may be granted shall not exceed 10,000,000 shares of Common Stock (the "Reserved Shares"), subject to the adjustment in accordance with Section IX of the Plan. In the event that any Option or SAR expires, lapses or otherwise terminates prior to being fully exercised, any shares of Common Stock allocable to the unexercised portion of such Option or SAR may again be made subject to an Option or SAR.


     Dated this 14th day of July, 1987.





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                          HOME SHOPPING NETWORK, INC.


                             THIRD AMENDMENT TO THE
                      1986 STOCK OPTION PLAN FOR EMPLOYEES


     This is the Third Amendment to the 1986 Stock Option Plan for Employees ("the Plan") of Home Shopping Network, Inc., a Delaware corporation (the "Corporation"), with its principal offices in St. Petersburg, Florida.

     Section (vi) of Paragraph (b) of Article VI of the Plan is hereby amended to read as follows:

     (vi) The Committee may, in its sole discretion, cancel options granted to an employee whose employment has been terminated for cause. Upon the termination of employment other than for cause, options granted under the Plan shall be cancelled only to the extent that such options were not exercisable as of the date of such termination.

     The effective date of this amendment shall be August 1, 1986, the effective date of the Plan.

     Adopted this 26th day of September 1988 by the Compensation/Benefits Committee of the Board of Directors of Home Shopping Network, Inc.





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                                                                   EXHIBIT 10.31
                          HOME SHOPPING NETWORK, INC.

                            FOURTH AMENDMENT TO THE
                     1986 STOCK OPTION PLAN FOR EMPLOYEES


     This is the Fourth Amendment to the 1986 Stock Option Plan for Employees (the "Plan") of Home Shopping Network, Inc., a Delaware corporation (the "Corporation"), with its principal offices in St. Petersburg, Florida.

     1. All references in the Plan to Section 422A of the Code shall be changed to Section 422 of the Code.

     2. Section (iii) of Paragraph (d) of Article VI of the Plan is hereby amended to read as follows:

     (iii) An Incentive Stock Option shall not be exercisable while there is outstanding (within the meaning of former Subsection 422A(c)(7) of the Code) any other "Incentive Stock Option," within the meaning of Subsection 422(b) of the Code, which was granted before the granting of the Incentive Stock Option to the grantee to purchase stock in the Corporation; provided, however, that the foregoing clause requiring that Incentive Stock Options be exercised sequentially shall not apply to Incentive Stock options granted after the date of this Fourth Amendment, which Incentive Stock Options may be exercised without regard to previously granted and still outstanding Incentive Stock Options.

     3. Section (iv) of Paragraph (d) of Article VI of the Plan is hereby amended to read as follows:

     (iv) An optionee may hold and exercise more than one Incentive Stock Option, but only on the terms and subject to the restrictions hereafter set forth. The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee in any calendar year under the Plan and under all other Incentive Stock Option plans of the Corporation and any parent and subsidiary corporations of the Corporation (as those terms are defined in Section 425 of the Internal Revenue Code of 1986, as amended) shall not exceed $100,000.





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     The effective date of this amendment shall be the date
adopted.

     Adopted this 16th day of June, 1992 by the Compensation/Benefits Committee of Home Shopping Network, Inc.